Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


BLEND

Semiannual Report
2003

DELAWARE
Core Equity Fund

Graphic
Powered By Research.(SM)

Table
  of Contents


Letter to Shareholders                                          1
Portfolio Management Review                                     3
New at Delaware                                                 5
Performance Summary                                             6
Financial Statements:
  Statement of Net Assets                                       7
  Statement of Operations                                       9
  Statements of Changes
    in Net Assets                                              10
  Financial Highlights                                         11
  Notes to Financial
    Statements                                                 15

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(c)Delaware Distributors, L.P.

Delaware Investments
Powered by Research

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o Astute security selection is essential when seeking a performance advantage.

o Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o  U.S. growth equity
o  U.S. value equity
o  U.S. fixed income
o  International and global
o  U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 177 seasoned investment professionals -- of whom 119 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter
  to Shareholders

Delaware Core Equity Fund
November 12, 2002

Recap of Events
The six months ended October 31, 2002 was a challenging period for most investors. Stocks began the period on a negative note, experiencing declines across their various markets into October 2002. Despite a flurry of buying activity very late in the period, most stock benchmarks posted negative results for the six-month time span.

The Bellwether Dow Jones Industrial Average dropped -14.62% and the technology-oriented Nasdaq Composite Index fell -21.23% during the six months. Your Fund returned -15.21% (Class A shares at net asset value with distributions reinvested) for the period while its benchmark, the Standard & Poor's (S&P) 500 Index, declined -17.01%.

During the period, economic indicators were mixed. The U.S. economy was remarkably resilient during the six months just passed, having weathered technology's bursted "bubble" and having endured a period of diminished trust in corporate governance. The economy also rebounded from 2001's first three quarters of negative growth in gross domestic product (GDP) to post four consecutive quarters of positive GDP growth.

On the other hand, to some market watchers the ongoing recovery has lacked the dynamics of prior post-recessionary periods because the business community has failed to actively reinvest in itself. This process, commonly known as capital expenditure, has historically served as a driver of renewal during economic rebounds. However, a sustained period of capital spending in the 1990s has left the economy with an overhang of capacity that might take added time to be reduced.

Investor activity during the period may have been influenced by expectations of reduced earnings. The result was a wave of selling that drove equities steadily lower through the summer into the early stages of fall. Few areas of the stock market could avoid the wave of bearish sentiment. Yet when the market seemed to be in its bleakest condition, stock valuations undoubtedly became attractive to some investors causing us to experience a brisk market rally over the final few weeks of the reporting period.

Outlook
We believe the economic recovery should likely continue into 2003. Unlike some articles that have made their way into the popular press, we do not believe there will be a "double-dip" of recession. We believe growth will continue, albeit at a modest pace. From our research, we cannot envision a very robust turnaround or renewal like that experienced in the 1990s.

The significant level of business spending during the last decade, which we believe contributed significantly to our recent recession, has also created an excess of capacity that may require more time before we see companies ramp up their spending. Thus the major engine for expansion is not fully in place at this juncture, in our opinion.


Total Return
For the period ended October 31, 2002                       Six Months
Delaware Core Equity Fund -- Class A Shares                   -15.21%
Lipper Large-Cap Core Funds Average (974 funds)               -17.62%
Standard & Poor's 500 Index                                   -17.01%
---------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance for all Fund classes can be found on page 6. The Lipper Large-Cap Core Funds Average represents the average return of large capitalization mutual funds tracked by Lipper (Source: Lipper Inc.). The Standard & Poor's 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Nonetheless, we are encouraged by signs that the measures taken by the Federal Reserve in 2001 to add liquidity are beginning to benefit the economy. We also look favorably upon the corporate restructurings that have taken place since the recession. In our opinion, these initiatives may have a positive effect on stocks given their ability to enhance profitability moving forward. We believe that recent gains in stock prices reveal that investors still view equities as attractive long-term holdings but with risks that must be offset with improved valuations.

As we have stated in earlier reports, we believe that the financial markets will not produce the types of future returns realized in stocks during the 1990s or in bonds so far this decade. Accordingly, we encourage investors to meet with their advisors to update their financial goals in light of such an outlook. History has shown that establishing and adhering to a sound financial plan may be a large determinant of long-term portfolio returns.

Thank you for your continued commitment to Delaware Investments.

Sincerely,

/s/ David K. Downes

David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                           Delaware Core Equity Fund
  Management Review                                 November 12, 2002

Fund Managers
Michael T. Lee
Voyageur Asset Management, Inc.
Senior Portfolio Manager
Senior Equity Analyst

Jerold L. Stodden
Voyageur Asset Management, Inc.
Senior Equity Portfolio Manager

The Fund's Results
The six-month period ended October 31, 2002 will likely be remembered for the dramatic fall in stock prices. The exuberance among investors late last year, that fueled an upturn in equities, gave way to a myriad of investment concerns, from the perceived lack of follow through with the economic recovery to a diminished trust caused by acts of corporate malfeasance.

Your Fund bested its benchmark and peers, returning -15.21% for the period (Class A shares at net asset value with distributions reinvested). The Fund's benchmark, the S&P 500 Index, declined -17.01% while its peers, as measured by the Lipper Large-Cap Core Funds Average, lost -17.62% during the same six months.

Our managerial style is heavily rooted in extensive in-house research. We seek to garner competitive and consistent long-term returns by focusing substantially on the stock selection process. Our investment style features several risk controls. Central to the acquisition of any stock is the quality of earnings produced by the underlying company.

We also manage your Fund with defined standards regarding the portfolio's composition. In order to be diversified by investment style, we intend to allocate roughly a third of Fund assets in "value" stocks, the remainder being held in "growth" stocks. We also have quantitative limits as to how much of the Fund will be represented by the sectors that comprise our benchmark, this being done to limit overweighting in any one type of company.

Portfolio Highlights
As the six-month period began, our managerial focus was on the predictability of earnings. As we assessed potential acquisitions, we did so realizing that a transition from recession to modest economic growth would invariably place a great weight on the ability of corporations to produce both consistent and accurate earnings.

We also sought to reduce somewhat the average market capitalization of the Fund, in order to seek out the opportunities among smaller stocks that we believed might have presented themselves when the recovery picked up steam. As we started the period with a substantial run-up in equity prices, we were faced with the irresistible force of a bear market, which pulled down virtually all classes of stocks.

We experienced gains in a number of stocks, which we attribute to our keen emphasis on the stock selection process. AFLAC appreciated for the period, owing to its management team's ability to deliver sound growth rates despite the economy.

Sysco also performed well. This food service company used a handful of basic business metrics to guide it through an acquisition and at the same time gain valuable market share while its competitors were largely effecting cost-cutting measures.

We were pleased with the gain in Ecolab, a company that provides cleaning, sanitizing, and maintenance products and related services to businesses. Our rigorous analysis determined that the management team of this company had a great plan in place, in which service would be used to gain market share while competing companies were largely focused on cost control measures.

Given the dynamics of the stock market for most of the year-to-date period, we experienced capital depreciation with several of the stocks within the portfolio. Although industrial concerns would be expected to gain in the transition of the economy from recession to recovery, General Electric failed to follow through on this axiom. Their exposure to power generation and aircraft engine production, as well as the departure of key executives following the end of Jack Welch's tenure as CEO, detracted from performance.

Concord EFS, a debit and credit card processing company, fell markedly in the period, owing largely to its linkage, and loosely at that, with the technology sector. We are optimistic about this stock for the longer-term, however, as we believe it can grow earnings moving forward, just as it did in the third quarter of 2002.

Advertising conglomerate Omnicom lost ground in the period due to an article critical of its accounting practices. We analyzed these charges and found them to lack financial substantiality. For the future, we believe Omnicom still holds the potential for capital appreciation.

Outlook
We are guardedly optimistic about the economy and stock market as we begin the second half of the fiscal year for your Fund. Recently released data by the Department of Commerce revealed that the U.S. economy grew in the third quarter of 2002 by just over three percent on an annualized basis.

Investment in new equipment and software grew at a brisk +6.5% rate in the quarter, the best such showing since the second quarter of 2000 (Source: The Economist). We believe that corporate spending will need to play a greater role if the economic expansion is to continue. High levels of capital expenditure in the 1990s have unfortunately left us with continued excess capacity that will need to be addressed if business spending is to once again play a key role in fueling the economy.

Until that time, we believe the consumer should continue to give support to the economy through spending that has held up rather well through both economic recession and recovery. We also believe that earnings should benefit from the cost cutting initiatives that have been ongoing in corporate America since the recession.

We intend to maintain our disciplined investment strategy that seeks out and acquires those securities that we contend have long-term potential for growth of capital. We believe that our managerial style is well suited for investors seeking consistent and reliable performance from a management team that places great emphasis in its substantial in-house research capabilities.

New
  at Delaware

Simplify your life.                                     Graphic omitted
   MANAGE YOUR INVESTMENTS                              edelivery logo
                  ONLINE!


Get Account Access, Delaware Investments' secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and the highest level of Web security available.

You also get:

o Hassle-Free Investing -- Make online purchases and redemptions at any time.

o Simplified Tax Processing -- Automatically retrieve your Delaware Investments accounts' 1099 information and have it entered directly into your 1040 tax return. Available only with Turbo Tax(R) software.

o Less Mail Clutter -- Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Visit www.delawareinvestments.com, select individual investor, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday to assist with any questions.

Delaware
  Core Equity Fund

Fund Basics
As of October 31, 2002
----------------------------------------------
Fund Objective:
The Fund seeks long-term capital appreciation.
----------------------------------------------
Total Fund Net Assets:
$25.10 million
----------------------------------------------
Number of Holdings:
36
----------------------------------------------
Fund Start Date:
August 1, 1985
----------------------------------------------

Your Fund Managers:
Michael T. Lee is the Chairman of the Large Cap Core Equity Committee and has served as a primary equity analyst for Voyageur Asset Management (VAM), Inc. Prior to joining VAM in 1993, he was a Strategic Systems Developer for Northwest Airlines. Mr. Lee earned a BA from DePaul University and an MBA from the University of Minnesota. He is also a CFA charterholder.

Jerold L. Stodden is a Senior Equity Portfolio Manager and a Vice President at Voyageur Asset Management, Inc. with 33-years of industry experience. He previously served as Director of Equity Research and as an equity analyst. He holds a BA from Western Michigan University, an MBA from Indiana University, and is a CFA charterholder.
--------------------------------------------------------------------------------

Nasdaq Symbols:
Class A  GRGSX
Class B  DVGSX
Class C  DVGRX

Fund Performance
Average Annual Total Returns

Through October 31, 2002                                      Lifetime   10 Years     Five Years   One Year
------------------------------------------------------------------------------------------------------------
Class A (Est. 8/1/85)
Excluding Sales Charge                                        +10.55%      +5.42%       -2.01%     -11.86%
Including Sales Charge                                        +10.17%      +4.80%       -3.16%     -16.91%
------------------------------------------------------------------------------------------------------------
Class B (Est. 9/8/95)
Excluding Sales Charge                                         +3.83%                   -2.75%     -12.55%
Including Sales Charge                                         +3.83%                   -3.02%     -16.92%
------------------------------------------------------------------------------------------------------------
Class C (Est. 10/21/95)
Excluding Sales Charge                                         +3.28%                   -2.73%     -12.55%
Including Sales Charge                                         +3.28%                   -2.73%     -13.42%
------------------------------------------------------------------------------------------------------------

Returns reflect reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of 0.25%.

Class B shares were sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Performance information is based on sales charges in effect during the reporting period. Effective November 18, 2002, the maximum Class B contingent deferred sales charges will decline from a maximum of 4% to zero depending upon the period of time the shares are held. Had the new sales charges been in effect during the reporting period performance may have been affected.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime (since 8/1/85), 10-year, five-year, and one-year periods ended October 31 2002 for Delaware Core Equity Fund's Institutional Class were +10.66%, +5.60%, -1.71%, and -11.62%, respectively. The Institutional Class shares were first made available on August 29, 1997 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to August 29, 1997 for Delaware Core Equity Fund is based on Class A performance and was adjusted to eliminate the sales charge, but not the asset-based distribution charge of Class A shares.

An expense limitation was in effect for all classes of Delaware Core Equity Fund during the lifetime, 10-year, and five-year periods shown. Performance would have been lower had the expense limitation not been in effect. The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: VOGIX

Statement                                           Delaware Core Equity Fund
  of Net Assets                                     October 31, 2002 (Unaudited)



                                                          Number of         Market
                                                             Shares          Value

Common Stock - 97.98%
Banking & Finance - 9.97%
  American Express                                           15,400    $   560,098
  Fannie Mae                                                  7,000        468,020
  MBNA                                                       40,500        822,555
  Mellon Financial                                           23,000        650,670
                                                                       -----------
                                                                         2,501,343
                                                                       -----------
Cable, Media & Publishing - 5.32%
  Gannett                                                    10,000        759,300
  Omnicom                                                    10,000        576,300
                                                                       -----------
                                                                         1,335,600
                                                                       -----------

Chemicals - 6.39%
  Ecolab                                                     19,700        950,525
  Praxair                                                    12,000        654,000
                                                                       -----------
                                                                         1,604,525
                                                                       -----------
Computers & Technology - 13.70%
 +Cisco Systems                                              39,000        436,020
 +Concord EFS                                                50,000        714,000
 +Fiserv                                                     21,000        656,040
 +Intuit                                                     16,000        830,720
 +Microsoft                                                  15,000        802,050
                                                                       -----------
                                                                         3,438,830
                                                                       -----------

Electronics & Electrical Equipment - 5.83%
  Danaher                                                    13,000        752,050
  General Electric                                           13,800        348,450
  Intel                                                      21,000        363,300
                                                                       -----------
                                                                         1,463,800
                                                                       -----------

Energy - 6.96%
  ConocoPhillips                                             14,966        725,851
  Exxon Mobil                                                21,000        706,860
  Marathon Oil                                               15,000        313,500
                                                                       -----------
                                                                         1,746,211
                                                                       -----------

Food, Beverage & Tobacco - 9.66%
  Anheuser-Busch                                             16,000        844,160
  PepsiCo                                                    15,000        661,500
  Sysco                                                      29,000        918,720
                                                                       -----------
                                                                         2,424,380
                                                                       -----------
Healthcare & Pharmaceuticals - 15.47%
  Abbott Laboratories                                        13,000        544,310
  Cardinal Health                                            13,000        899,730
  Johnson & Johnson                                          13,000        763,750
  Medtronic                                                  19,000        851,200
  Stryker                                                    13,000        820,300
                                                                       -----------
                                                                         3,879,290
                                                                       -----------
Industrial Machinery - 2.64%
  Ingersoll-Rand Class A                                     17,000        663,000
                                                                       -----------
                                                                           663,000
                                                                       -----------



                                                          Number of         Market
                                                             Shares          Value
Common Stock (continued)
Insurance - 9.22%
  AFLAC                                                      25,000       $761,000
  Ambac Financial Group                                      14,000        865,200
  American International                                     11,000        688,050
                                                                       -----------
                                                                         2,314,250
                                                                       -----------

Retail - 8.36%
 +Kohl's                                                     10,000        584,500
  Target                                                     29,000        873,480
  Walgreen                                                   19,000        641,250
                                                                       -----------
                                                                         2,099,230
                                                                       -----------

Telecommunications - 2.83%
  Verizon Communications                                     18,800        709,888
                                                                       -----------
                                                                           709,888
                                                                       -----------

Utilities - 1.63%
  Duke Energy                                                20,000        409,800
                                                                       -----------
                                                                           409,800
                                                                       -----------

Total Common Stock (cost $26,824,347)                                   24,590,147
                                                                       -----------
Short-Term Investments - 1.91%
  Dreyfus 1.57% 11/1/02                                     479,452        479,452
                                                                       -----------
                                                                           479,452
                                                                       -----------
Total Short-term investments (cost $479,452)                               479,452
                                                                       -----------

Total Market Value of Securities - 99.89%
(cost $27,303,799)                                                      25,069,599
Receivables and Other Assets
  Net of Liabilities - 0.11%                                                27,542
                                                                       -----------
Net Assets Applicable to 1,423,227
  Shares Outstanding - 100.00%                                         $25,097,141
                                                                       ===========
Net Asset Value -- Delaware Core Equity Fund
  Class A ($19,402,546 / 1,087,626 Shares)                                  $17.84
                                                                            ------

Net Asset Value -- Delaware Core Equity Fund
  Class B ($3,570,740 / 211,734 Shares)                                     $16.86
                                                                            ------

Net Asset Value -- Delaware Core Equity Fund
  Class C ($1,631,110 / 96,659 Shares)                                      $16.87
                                                                            ------

Net Asset Value -- Delaware Core Equity Fund
  Institutional Class ($492,745 / 27,208 Shares)                            $18.11
                                                                            ------

Statement                                              Delaware Core Equity Fund
  of Net Assets (continued)



Components of Net Assets at October 31, 2002:
Shares of beneficial interest
  (unlimited authorization -- no par)                                  $29,476,365
Accumulated net investment loss                                            (96,486)
Accumulated net realized loss on investments                            (2,048,538)
Net unrealized depreciation of investments                              (2,234,200)
                                                                       -----------
Total net assets                                                       $25,097,141
                                                                       ===========

+Non-income producing security for the period ended October 31, 2002.


Net Asset Value and Offering Price Per Share --
  Delaware Core Equity Fund
Net asset value Class A (A)                                                 $17.84
Sales charge (5.75% of offering price
  or 6.11% of amount invested per share) (B)                                  1.09
                                                                            ------
Offering price                                                              $18.93
                                                                            ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See How to Buy Shares in the current Prospectus for purchases of $50,000 or more.

See accompanying notes

Statement                                      Delaware Core Equity Fund
  of Operations                                Six Months Ended October 31, 2002



Investment Income:
  Dividends                                                $163,039
  Interest                                                    2,305    $   165,344
                                                           --------    -----------

Expenses:
  Dividend disbursing and transfer agent fees
   and expenses                                              90,110
  Management fees                                            88,524
  Distribution expense -- Class A                            26,921
  Distribution expense -- Class B                            17,882
  Distribution expense -- Class C                             8,217
  Registration fees                                          12,000
  Reports and statements to shareholders                      9,000
  Accounting and administration fees                          5,999
  Custodian fees                                              1,317
  Trustees' fees                                              1,310
  Professional Fees                                           1,200
  Other                                                         149        262,629
                                                           --------
  Less expenses paid indirectly                                               (799)
                                                                       -----------
  Total expenses                                                           261,830
                                                                       -----------
Net Investment Loss                                                        (96,486)
                                                                       -----------

Net Realized and Unrealized Loss on Investments:
  Net realized loss on investments                                      (1,459,157)
  Net change in unrealized appreciation/depreciation
   of investments                                                       (3,306,632)
                                                                       -----------
Net Realized and Unrealized Loss on Investments                         (4,765,789)
                                                                       -----------

Net Decrease in Net Assets Resulting from Operations                   $(4,862,275)
                                                                       ===========

See accompanying notes


Statements                                             Delaware Core Equity Fund
  of Changes in Net Assets




                                                                      Six Months
                                                                        Ended            Year Ended
                                                                       10/31/02            4/30/02
                                                                     (Unaudited)

Decrease in Net Assets from Operations:
  Net investment loss                                                $   (96,486)       $  (162,558)
  Net realized loss on investments                                    (1,459,157)          (542,296)
  Net change in unrealized appreciation/depreciation of investments   (3,306,632)        (2,451,778)
                                                                     -----------        -----------
  Net decrease in net assets resulting from operations                (4,862,275)        (3,156,632)
                                                                     -----------        -----------

Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                            1,235,789          3,014,561
    Class B                                                              485,819            908,351
    Class C                                                              286,236            517,934
    Institutional Class                                                   47,843            182,189
                                                                     -----------        -----------
                                                                       2,055,687          4,623,035
                                                                     -----------        -----------

  Cost of shares repurchased:
    Class A                                                           (3,353,330)        (5,519,169)
    Class B                                                             (374,980)        (1,172,254)
    Class C                                                             (191,569)          (403,225)
    Institutional Class                                                 (107,447)        (1,389,792)
                                                                     -----------        -----------
                                                                      (4,027,326)        (8,484,440)
                                                                     -----------        -----------
Decrease in net assets derived from capital share transactions        (1,971,639)        (3,861,405)
                                                                     -----------        -----------
Net Decrease in Net Assets                                            (6,833,914)        (7,018,037)

Net Assets:
  Beginning of period                                                 31,931,055         38,949,092
                                                                     -----------        -----------
  End of period                                                      $25,097,141        $31,931,055
                                                                     ===========        ===========

See accompanying notes

Financial
  Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                 Delaware Core Equity Fund Class A

                                                            Six Months
                                                               Ended                             Year Ended
                                                             10/31/02(2)  4/30/02      4/30/01     4/30/00      4/30/99   4/30/98(1)
                                                            (Unaudited)

Net asset value, beginning of period                          $21.040     $22.970      $26.490     $32.550      $31.830     $25.340

Income (loss) from investment operations:
Net investment income (loss)(3)                                (0.053)     (0.075)          --       0.157        0.075       0.029
Net realized and unrealized gain (loss) on investments         (3.147)     (1.855)      (1.115)     (1.543)       2.790       8.591
                                                              -------     -------      -------     -------      -------     -------
Total from investment operations                               (3.200)     (1.930)      (1.115)     (1.386)       2.865       8.620
                                                              -------     -------      -------     -------      -------     -------
Less dividends and distributions from:
Net investment income                                              --          --           --      (0.227)          --      (0.113)
Net realized gain on investments                                   --          --       (2.405)     (4.447)      (2.145)     (2.017)
                                                              -------     -------      -------     -------      -------     -------
Total dividends and distributions                                  --          --       (2.405)     (4.674)      (2.145)     (2.130)
                                                              -------     -------      -------     -------      -------     -------

Net asset value, end of period                                $17.840     $21.040      $22.970     $26.490      $32.550     $31.830
                                                              =======     =======      =======     =======      =======     =======

Total return(4)                                               (15.21%)     (8.40%)      (4.56%)     (4.84%)       9.56%      35.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $19,402     $25,381      $30,358     $35,759      $45,342     $41,196
Ratio of expenses to average net assets                         1.78%       1.54%        1.82%       1.56%        1.68%       1.75%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.78%       1.54%        1.82%       1.56%        1.71%       1.82%
Ratio of net investment income (loss) to average net assets    (0.57%)     (0.35%)       0.00%       0.54%        0.25%       0.07%
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly     (0.57%)     (0.35%)       0.00%       0.54%        0.22%       0.00%
Portfolio turnover                                                20%         60%          67%         43%          36%          9%


(1) Commencing May 1, 1997, DMC replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) The average shares outstanding method has been applied for per share information for the six months ended October 31, 2002 and years ended April 30, 2002, 2001, and 2000.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of the sales charge. An expense limitation was in effect for prior periods. Performance would have been lower if the expense limitation was not in effect.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                 Delaware Core Equity Fund Class B

                                                            Six Months
                                                               Ended                             Year Ended
                                                             10/31/02(2)  4/30/02      4/30/01     4/30/00      4/30/99   4/30/98(1)
                                                            (Unaudited)

Net asset value, beginning of period                          $19.970     $21.960      $25.610    $ 31.610      $31.200     $24.930

Income (loss) from investment operations:
Net investment loss(3)                                         (0.118)     (0.229)      (0.173)     (0.074)      (0.149)     (0.165)
Net realized and unrealized gain (loss) on investments         (2.992)     (1.761)      (1.072)     (1.479)       2.704       8.425
                                                              -------     -------      -------     -------      -------     -------
Total from investment operations                               (3.110)     (1.990)      (1.245)     (1.553)       2.555       8.260
                                                              -------     -------      -------     -------      -------     -------

Less dividends and distributions from:
Net realized gain on investments                                   --          --       (2.405)     (4.447)      (2.145)     (1.990)
                                                              -------     -------      -------     -------      -------     -------
Total dividends and distributions                                  --          --       (2.405)     (4.447)      (2.145)     (1.990)
                                                              -------     -------      -------     -------      -------     -------

Net asset value, end of period                                $16.860     $19.970      $21.960     $25.610      $31.610     $31.200
                                                              =======     =======      =======     =======      =======     =======

Total return(4)                                               (15.57%)     (9.06%)      (5.28%)     (5.56%)       8.72%      34.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $3,571      $4,088       $4,776      $5,558       $4,457      $1,903
Ratio of expenses to average net assets                         2.53%       2.29%        2.57%       2.31%        2.43%       2.50%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      2.53%       2.29%        2.57%       2.31%        2.46%       2.57%
Ratio of net investment loss to average net assets             (1.32%)     (1.10%)      (0.75%)     (0.21%)      (0.50%)     (0.67%)
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly     (1.32%)     (1.10%)      (0.75%)     (0.21%)      (0.53%)     (0.74%)
Portfolio turnover                                                20%         60%          67%         43%          36%          9%



(1) Commencing May 1, 1997, DMC replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) The average shares outstanding method has been applied for per share information for the six months ended October 31, 2002 and years ended April 30, 2002, 2001, and 2000.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of the sales charge. An expense limitation was in effect for prior periods. Performance would have been lower if the expense limitation was not in effect.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                 Delaware Core Equity Fund Class C

                                                            Six Months
                                                               Ended                             Year Ended
                                                             10/31/02(2)  4/30/02      4/30/01     4/30/00      4/30/99   4/30/98(1)
                                                            (Unaudited)

Net asset value, beginning of period                          $19.980     $21.980      $25.630     $31.600      $31.190     $24.930

Income (loss) from investment operations:
Net investment income loss(3)                                  (0.118)     (0.229)      (0.172)     (0.070)      (0.149)     (0.192)
Net realized and unrealized gain (loss) on investments         (2.992)     (1.771)      (1.073)     (1.453)       2.704       8.442
                                                              -------     -------      -------     -------      -------     -------
Total from investment operations                               (3.110)     (2.000)      (1.245)     (1.523)       2.555       8.250
                                                              -------     -------      -------     -------      -------     -------

Less dividends and distributions from:
Net realized gain on investments                                   --          --       (2.405)     (4.447)      (2.145)     (1.990)
                                                              -------     -------      -------     -------      -------     -------
Total dividends and distributions                                  --          --       (2.405)     (4.447)      (2.145)     (1.990)
                                                              -------     -------      -------     -------      -------     -------

Net asset value, end of period                                $16.870     $19.980      $21.980     $25.630      $31.600     $31.190
                                                              =======     =======      =======     =======      =======     =======

Total return(4)                                               (15.57%)     (9.10%)      (5.27%)     (5.45%)       8.72%      34.25%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $1,631      $1,810       $1,866     $ 1,942       $1,631      $1,112
Ratio of expenses to average net assets                         2.53%       2.29%        2.57%       2.31%        2.43%       2.50%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      2.53%       2.29%        2.57%       2.31%        2.46%       2.57%
Ratio of net investment loss to average net assets             (1.32%)     (1.10%)      (0.75%)     (0.21%)      (0.50%)     (0.67%)
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly     (1.32%)     (1.10%)      (0.75%)     (0.21%)      (0.53%)     (0.74%)
Portfolio turnover                                                20%         60%          67%         43%          36%          9%



(1) Commencing May 1, 1997, DMC replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) The average shares outstanding method has been applied for per share information for the six months ended October 31, 2002 and years ended April 30, 2002, 2001, and 2000.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of the sales charge. An expense limitation was in effect for prior periods. Performance would have been lower if the expense limitation was not in effect.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                              Delaware Core Equity Institutional Class

                                                            Six Months                                                   Period from
                                                               Ended                             Year Ended               8/29/97(1)
                                                             10/31/02(3)  4/30/02      4/30/01     4/30/00      4/30/99   4/30/98(2)
                                                            (Unaudited)

Net asset value, beginning of period                          $21.330     $23.230      $26.700     $32.840      $32.030     $27.520

Income (loss) from investment operations:
Net investment income (loss)(4)                                (0.030)     (0.020)       0.061       0.229        0.153       0.047
Net realized and unrealized gain (loss) on investments         (3.190)     (1.880)      (1.126)     (1.547)       2.802       5.803
                                                              -------     -------      -------     -------      -------     -------
Total from investment operations                               (3.220)     (1.900)      (1.065)     (1.318)       2.955       5.850
                                                              -------     -------      -------     -------      -------     -------

Less dividends and distributions from:
Net investment income                                              --          --           --      (0.375)          --      (0.040)
Net realized gain on investments                                   --          --       (2.405)     (4.447)      (2.145)     (1.300)
                                                              -------     -------      -------     -------      -------     -------
Total dividends and distributions                                  --          --       (2.405)     (4.822)      (2.145)     (1.340)
                                                              -------     -------      -------     -------      -------     -------

Net asset value, end of period                                $18.110     $21.330      $23.230     $26.700      $32.840     $32.030
                                                              =======     =======      =======     =======      =======     =======

Total return(5)                                               (15.10%)     (8.18%)      (4.32%)     (4.59%)       9.79%      21.41%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $493        $651       $1,949      $1,467       $1,860        $799
Ratio of expenses to average net assets                         1.53%       1.29%        1.57%       1.31%        1.43%       1.50%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.53%       1.29%        1.57%       1.31%        1.46%       1.57%
Ratio of net investment income (loss) to average net assets    (0.32%)     (0.10%)       0.25%       0.79%        0.50%       0.33%
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly     (0.32%)     (0.10%)       0.25%       0.79%        0.47%       0.26%
Portfolio turnover                                                20%         60%          67%         43%          36%          9%


(1) Date of initial public offering; Ratios have been annualized and total return has not been annualized.

(2) Commencing May 1, 1997, DMC replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(4) The average shares outstanding method has been applied for per share information for the six months ended October 31, 2002 and years ended April 30, 2002, 2001, and 2000.

(5) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. An expense limitation was in effect for prior periods. Performance would have been lower if the expense limitation was not in effect.



See accompanying notes

Notes                                               Delaware Core Equity Fund
  to Financial Statements                           October 31, 2002 (Unaudited)


Voyageur Mutual Funds III (the "Trust") is organized as a Delaware business trust and offers two series: Delaware Core Equity Fund and Delaware Select Growth Fund. These financial statements and the related notes pertain to Delaware Core Equity Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $648 for the period ended October 31, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended October 31, 2002 were approximately $151. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreementsand Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on the average daily net assets in excess $2.5 billion.

DMC has entered into a sub-advisory agreement with Voyageur Asset Management, Inc., an affiliate of DMC, with respect to the management of the Fund. For the services provided, DMC pays Voyageur Asset Management, Inc. an annual fee. The Fund does not pay any fees directly to Voyageur Asset Management, Inc.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of Class B and C shares.

At October 31, 2002, the Fund had liabilities payable to affiliates as follows:



Investment management fee payable to DMC                                 $ 3,292

Dividend disbursing, transfer agent fees,
  accounting and other expenses payable to DSC                            33,371

Other expenses payable to DMC and affiliates                               7,770


For the period ended October 31, 2002, DDLP earned $1,620 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

Notes                                                  Delaware Core Equity Fund
  to Financial Statements (continued)


3. Investments
For the period ended October 31, 2002, the Fund made purchases of $2,766,745 and sales of $5,722,337 of investment securities other than U.S. government securities and short-term investments. At October 31, 2002, the cost of investments for federal income tax purposes approximates the cost for book purposes.

At October 31, 2002, the cost of investments was $27,303,799. At October 31, 2002, the net unrealized depreciation was $2,234,200 of which $2,075,479 related to unrealized appreciation of investments and $4,309,679 related to unrealized depreciation of investments.

4. Dividend and Distribution
Information Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. There were no dividends or distributions during the six months ended October 31, 2002 or the year ended April 30, 2002.

As of October 31, 2002 the components of net assets on a tax basis were as follows:


Paid in capital                                                      $29,476,365
Undistributed ordinary income                                            (96,486)
Undistributed long term capital gain                                  (1,459,157)
Capital loss carryforwards                                               (12,904)
Post-October losses                                                     (576,477)
Unrealized appreciation/depreciation of investments                   (2,234,200)
                                                                     -----------
Net assets                                                           $25,097,141
                                                                     ===========

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $12,904 expires on April 30, 2010.

Post-October losses represent losses realized on investment transactions from November 1, 2001 through April 30, 2002 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                                            Six Months
                                                              Ended       Year Ended
                                                             10/31/02       4/30/02

Shares sold:
  Class A                                                      67,543       138,192
  Class B                                                      28,706        43,917
  Class C                                                      16,849        25,130
  Institutional Class                                           2,551         8,270
                                                             --------      --------
                                                              115,649       215,509
                                                             --------      --------
Shares repurchased:
  Class A                                                    (186,218)     (253,523)
  Class B                                                     (21,730)      (56,638)
  Class C                                                     (10,803)      (19,423)
  Institutional Class                                          (5,871)      (61,647)
                                                             --------      --------
                                                             (224,622)     (391,231)
                                                             --------      --------
Net decrease                                                 (108,973)     (175,722)
                                                             ========      ========



6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Funds' allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of October 31, 2002 or at any time during the fiscal year.

Delaware Investments
  Family of Funds

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group
Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund

Value-Equity Group
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group
(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
   (formerly Delaware International Equity Fund)

Blend Mutual Funds
Delaware Balanced Fund
Delaware Core Equity Fund
   (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund

Structured Equity Products Group
Delaware Diversified Growth Fund
Delaware Diversified Value Fund
Delaware Group Foundation Funds
   Delaware Balanced Allocation Portfolio
   Delaware Growth Allocation Portfolio
   Delaware Income Allocation Portfolio

Fixed Income Group
Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Diversified Income Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


This semiannual report is for the information of Delaware Core Equity Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Core Equity Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees

Walter P. Babich
Board Chairman
Citadel Constructors, Inc.
King of Prussia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

John H. Durham
Private Investor
Gwynedd Valley, PA

Anthony D. Knerr
Consultant
Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

Affiliated Officers

Jude T. Driscoll
Executive Vice President and
Head of Fixed Income
Delaware Investments Family of Funds
Philadelphia, PA

Richard J. Flannery
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

Richelle S. Maestro
Senior Vice President, Deputy General Counsel and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

Michael P. Bishof
Senior Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

Contact Information

Investment Manager
Delaware Management Company
Philadelphia, PA

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder Servicing, Dividend Disbursing and Transfer Agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For Shareholders
800 523-1918

For Securities Dealers and Financial Institutions Representatives Only 800 362-7500

Web site
www.delawareinvestments.com


(6974)
SA-409 [10/02] VGR

Printed in the USA
J8813